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                                  EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-59243) of A.C. Moore Arts & Crafts, Inc. of our report dated February 24, 2000 relating to the financial statements, which appear on page 29 of this Form 10-K.


PricewaterhouseCoopers LLP


Philadelphia, Pennsylvania
March 20, 2000

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